Exhibit 10.1



          AMENDMENT  NO.  1 dated as of September 27,  2000  to  the
Credit Agreement dated as of October 12, 1999 (as amended and otherwise modified from time to time, the "Credit Agreement") among Consolidated Freightways Corporation of Delaware, a Delaware corporation (the "Borrower"), ABN AMRO Bank N.V. as administrative agent, (the "Administrative Agent"), and the Lender Parties party thereto. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                          Preliminary Statements

          (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement as provided herein.

          (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, effective as of October 10, 2000, hereby amended as follows:

          (a) The definition of "Debt" in Section 1.01 is amended to (i) delete the word "and" at the end of subsection (e) thereof;
(ii) reletter the existing subsection (f) as subsection (g) and add at the end thereof the following: ", provided, however, that obligations of a Securitization Entity pursuant to a Securitization Facility shall not constitute Debt."; and (iii) add a new subsection
(f) thereof to read as follows:

          "all obligations of such Person evidenced by Bonds, notes,
          debentures,   convertible  debentures  or  other   similar
          instruments, and"

           (b) The definition of "Guarantor" in Section 1.01 is amended to add the parenthetical phrase "(other than a Securitization Entity)" after the word "Borrower" in the first line thereof.

           (c) The definition of "Lien" in Section 1.01 is amended to delete the period at the end of clause (b) thereof and add the following: "; but not including (x) the interest of a purchaser of accounts receivable and related property under any Securitization Facility, or (y) the filing of any UCC-1 financing statements in connection with any Securitization Facility."

          (d)   The  definition of "Tranche A Termination  Date"  in
Section 1.01 of the Credit Agreement is hereby amended to delete the date "October 10, 2000" therein and to substitute therefor the date "October 9, 2001".

          (e) Section 1.01 of the Credit Agreement is further amended to add the following new definitions in their appropriate alphabetical order:

          " `Bonds' means an instrument evidencing an obligation to pay a fixed principal amount in cash or other consideration and, without limitation, does not include surety bonds, insurance bonds and performance bonds."

          " `Securitization Entity' means any Subsidiary of the Borrower that purchases or otherwise acquires accounts receivable and related property of the Borrower or another Subsidiary of the Borrower pursuant to a Securitization Facility."

          " `Securitization Facility' means any accounts receivable securitization program pursuant to which any Loan Party or Subsidiary directly or indirectly pledges, sells or otherwise transfers or encumbers its accounts receivable and related property but which do not provide, directly or indirectly, for recourse against any Loan Party by way of a guaranty or any other support arrangement, with respect to the amount of such accounts receivable (based on the financial condition or circumstances of the obligor thereunder), other than such limited recourse as is reasonable given market standards for transactions of a similar type, taking into account such factors as historical bad debt loss experience and obligor concentration levels."

          (f) Section 2.05(c) is amended to add the following language at the end thereof:

          "In addition, in the event that any such Tranche A Revolving Credit Commitment of a Declining Tranche A Lender terminates and the Borrower has extended the Tranche A Termination Date but has not substituted a financial institution for all such Declining Tranche A Lenders on the respective Tranche A Termination Date as hereinabove provided, the Borrower shall have the right from time to time after any such Tranche A Termination Date to add additional financial institutions as Tranche A Lenders, provided that the aggregate amount of all outstanding Tranche A Revolving Credit Commitments, including the Tranche A Revolving Credit Commitments of such financial institutions that become Tranche A Lenders, shall not exceed $50,000,000; and any such additional financial institution in connection therewith shall execute and deliver all documentation, as required by the Administrative Agent, and pay a recordation fee of $3,000 (and in any such event with the percentages of the Tranche A Revolving Credit Commitments of the other Tranche A Lenders adjusted to reflect such additional Tranche A Lenders). The addition of any such financial institution shall not be deemed an amendment of this Agreement or waiver or consent hereunder for purposes of Section 8.01 of this Agreement."

           (g) Section 5.02(a)(iv) is amended in its entirety to read as follows:

         "(iv) sales of accounts receivable and related property to a Securitization Entity pursuant to a Securitization Facility under which the aggregate amount of the claims of the parties providing financing, however evidenced, including debt or equity interests or securities of a purchasing entity, permitted to be outstanding at any time does not exceed $75,000,000; provided that at the time of the commencement of such Securitization Facility, the
         Leverage Ratio referred to in Section 5.03(a), and determined as of the end of the fiscal quarter immediately proceeding such commencement, is less than 1.25 to 1.00; and "

            (h) Section 5.02(d) is amended to delete the parenthetical phrase "(other than a Loan Party)" in the fourth, seventh and eighth lines thereof and to substitute the following parenthetical phrase: "(other than a Loan Party or a Securitization Entity)".

          (i) Section 5.02(g) is amended in its entirety to read as follows:

          "(g) New Subsidiaries. Neither the Borrower nor any of its Subsidiaries shall, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than (a) those listed on Schedule V hereto, (b) any Securitization Entity, and (c) provided that no Event of Default has occurred and is continuing or would result from such action, new Subsidiaries (including Subsidiaries established as vehicles for joint ventures) acquired to engage in the transportation business and related businesses; provided, further, that in the event the Borrower or any of its Subsidiaries forms any domestic Subsidiary that is not established as a vehicle for a joint venture or as a Securitization Entity, the Borrower shall cause such new domestic Subsidiary, when it satisfies the financial tests contained in the definition of "Guarantor," to execute a Guaranty (substantially similar to the Affiliate Guaranty) containing representations, warranties and covenants acceptable to the Administrative Agent, in favor of the Administrative Agent for the benefit of the Lender Parties, in a manner and in form and substance satisfactory to the Administrative Agent."

          (j) Section 5.02(i) is amended to (i) delete the word "and" at the end of clause (iv) thereof and substitute therefor the punctuation ";", and (ii) delete the period at the end of clause (v) thereof and to add the following: "; and (vi) in any Securitization Entity pursuant to a Securitization Facility."

          (k) Section 8.02 is amended to delete the language "175 Linfield Drive, Menlo Park, California 90425-3799" thereof and substitute therefor the new language "P.O. Box 872230, Vancouver, Washington 98687-2230 (for delivery by United States Postal Service) or 16400 SE CF Way, Vancouver, Washington 98683 (for delivery by courier)".

          (l) Section 8.02 is further amended to delete the language "101 California Street, Suite 4550, San Francisco, California 94111, Attention: Tamira Treffers-Herrera" thereof and substitute therefor the new language "135 S. LaSalle Street, Chicago, Illinois 60603, Attention Dave Thomas".

          (m) Schedule II to the Credit Agreement is amended in full to read as Schedule A hereto.

          SECTION 2. Reduction of Tranche A. First Union National Bank, Credit Agricole Indosuez, Union Bank of California, N.A. and U.S. Bank National Association, in each case as Tranche A Lenders, have not agreed to extend the Tranche A Termination Date now in effect, and accordingly, on the effective date of this Amendment each such Tranche A Lender's Tranche A Revolving Credit Commitment shall terminate.

          SECTION 3. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective when and if the following conditions precedent have been satisfied:

          (a)    The   Administrative  Agent  shall  have   received
counterparts of this Amendment executed by each of the parties listed on the signature pages hereto.

          (b) The Borrower shall have paid all accrued fees of the Administrative Agent and the Lender Parties and the accrued fees and expenses of counsel to the Administrative Agent.

          SECTION 4.  Reference to and Effect on the Loan Documents.
(a) On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement and each reference in each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, as amended by the amendment specifically provided above in Section 1, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any beneficiary of the Credit Agreement or constitute a waiver of any provision thereof.

          SECTION 5 Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION  7.   Governing  Law.   This  Amendment  shall  be
governed by, and construed in accordance with, the laws of the State of California.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              THE BORROWER

                             CONSOLIDATED FREIGHTWAYS CORPORATION
                             OF DELAWARE
                              By_______________________________
                              Name:
                              Title:


                              THE ADMINISTRATIVE AGENT

                              ABN AMRO BANK N.V.
                              By________________________________
                              Name:
                              Title:

                              By_______________________________
                              Name:
                              Title:
                              THE LENDER PARTIES

                              ABN AMRO BANK N.V.,
                             as the Issuing Bank and as a Tranche A
                               Lender
                             By   _____________________________
                              Name:
                              Title:


                               By___________________________________
                              Name:
                              Title:

                              ABN AMRO BANK N.V.,
                               as a Tranche B Lender
                              By   _____________________________
                              Name:
                              Title:


                               By___________________________________
                              Name:
                              Title:





                              BANK ONE, NA (Main Office Chicago),
                              as a Tranche A Lender



                              By_________________________________
                              Name:
                              Title:

                              BANK ONE, NA (Main Office Chicago),
                              as a Tranche B Lender



                              By_________________________________
                              Name:
                              Title:

                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Tranche B Lender
                              By_________________________________
                              Name:
                              Title:


                              CREDIT AGRICOLE INDOSUEZ,
                              as a Tranche B Lender
                              By____________________________________
                              Name:
                              Title:

                              FIRST UNION NATIONAL BANK,
                              as a Tranche B Lender
                              By__________________________________
                              Name:
                              Title:


                              U.S. BANK NATIONAL ASSOCIATION,
                              as a Tranche B Lender
                              By__________________________________
                              Name:
                              Title:

                              FLEET NATIONAL BANK
                              as a Tranche A Lender
                              By_________________________________
                              Name:
                              Title:

                              FLEET NATIONAL BANK
                              as a Tranche B Lender
                              By_________________________________
                              Name:
                              Title:
                              KEYBANK NATIONAL ASSOCIATION,
                              as aTranche A Lender
                              By_________________________________
                              Name:
                              Title:

                              KEYBANK NATIONAL ASSOCIATION,
                              as a Tranche B Lender
                              By_________________________________
                              Name:
                              Title:

                              PNC BANK, NATIONAL ASSOCIATION,
                              as a Tranche A Lender
                              By_________________________________
                              Name:
                              Title:

                              PNC BANK, NATIONAL ASSOCIATION,
                              as a Tranche B Lender
                              By_________________________________
                              Name:
                              Title: